WASHINGTON, D.C. 20549

SCHEDULE 14C

Amendment No.1

(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

[_] Definitive Information Statement

SALAMON GROUP INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Not Applicable
(2)	Aggregate number of securities to which transaction applies: Not Applicable
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable

(4)	Proposed maximum aggregate value of transaction: Not Applicable
(5)	Total fee paid: Not Applicable

[_]	Fee paid previously with preliminary materials.

[_]

Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing:

Amount Previously Paid: Not Applicable
Form, Schedule or Registration Statement No.: Not Applicable
Filing Party: Not Applicable
Date Filed: Not Applicable

SALAMON GROUP INC.

5-215 Neave Road
Kelowna, BC Canada V1V 2L9
_______, 2012

Dear Stockholder:

This Information Statement is furnished to holders of shares of common stock, par value $.001 per share (the "Common Stock"), of Salamon Group Inc. (the "Company"). Our Board of Directors approved on January 9, 2012, and recommended the approval by our stockholders, of the following corporate actions (“Corporate Actions”):

1.	To approve an amendment to the Company’s Articles of Incorporation by changing the name of the Company from “Salamon Group Inc.” to “Sunlogics Power Fund Inc.” (the “Name Change”);

2.	To approve the increase in authorized share capital from 40 million shares to 500 million shares of common stock (the “Authorized Share Capital Increase”); and

3.	To approve the one for ten reverse split of outstanding shares of common stock (“Reverse Split”).

Certain of our stockholders, holding a majority of our issued and outstanding shares of Common Stock on January 11, 2012 ( the “record date”), approved the Corporate Actions by written consent in lieu of a special meeting of stockholders.

As a matter of regulatory compliance, we are sending to you this Information Statement which describes the purpose and provisions of the contemplated Corporate Actions.

For the Board of Directors of
SALAMON GROUP INC.

By: /s/ Michael Matvieshen
       Michael Matvieshen
       President and CEO

SALAMON GROUP INC.
5-215 Neave Road,
Kelowna, BC Canada, V1V 2L9
_________, 2012

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED
IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

We are sending you this Information Statement to inform you of the adoption of the Corporate Actions amendment to the Company's Articles of Incorporation (the "Amendment"), on January 11, 2012, by a vote of a majority of the stockholders of the Company's issued and outstanding common stock ("Common Stock"). The purpose of this Information Statement is to provide notice that the Company’s majority stockholders, holding 51.9% of the issued and outstanding shares of common stock of the Company as of January 11, 2012 (the “Record Date”) have approved the following corporate actions (the “Corporate Actions”):

1.	To approve an amendment to the Company’s Articles of Incorporation by changing the name of the Company from “Salamon Group Inc.” to “Sunlogics Power Fund Inc.” (the “Name Change”); and

2.	To approve the increase in authorized share capital from 40,000,000 to 500,000,000 shares of common stock (the “Authorized Share Capital Increase”).

3.	To approve the one for ten reverse split of outstanding shares of common stock (“Reverse Split”)

The written consent of the majority of stockholders of Company is attached hereto as Exhibit A and the Certificate of Amendment to the Company’s Articles of Incorporation is attached hereto as Exhibit B.

The adoption of the foregoing Corporate Actions will become effective 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these Corporate Actions and proxies are not being requested from stockholders.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under the Nevada Revised Statutes are afforded to the Company's stockholders as a result of the adoption of these Corporate Actions.

Expenses in connection with the distribution of this Information Statement, will be paid by the Company.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada Revised Statutes ("NRS") requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has no class of voting stock outstanding other than the Common Stock.

Section 78.320 of the NRS provides, in substance, that, unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

In accordance with the NRS, the affirmative vote on the Corporate Actions of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the Corporate Actions.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Corporate Actions cannot take effect until 20 days after this Information Statement is sent to the Company's stockholders. As mentioned earlier, the Company expects to effect the Name Change by filing a Certificate of Amendment with the Nevada Secretary of State approximately twenty (20) days after the Mailing Date, which is anticipated to be on or about ________, 2012.

OTHER INFORMATION REGARDING THE COMPANY

As of the record date, there were 40,000,000 shares of our Common Stock issued and outstanding. The Common Stock constitutes the sole class of our voting securities. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of the Record Date by: (i) each person (including any group) known by the Company to own more than five percent (5%) of any class of its voting securities, (ii) each of the Company’s directors and each of its named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

	Beneficial
	Ownership
Name of Beneficial Owner	Total Shares	Percent of
	(2)	Class (3)
Michael Matvieshen (1) Director, President, Treasurer and Chief Executive Officer	9,705,119	24.26%
Derek Bannister	5,500,000	13.75%
Charles Bryant	2,084,153	5.21%
Space Globe Technologies Ltd., (4)(6)	2,080,432	5.20%
Sunlogics Inc “ in Trust”(5)(6)	1,325,627	3.31%

All Directors and Executive Officers as a Group (1 Person)	9,705,119	24.26%

(1)	Executive officer and/or director of the Company.

(2)	In accordance with Rule 13d-3(d)(1) under the Exchange Act, represents the total number of shares of Common Stock owned as of January 11, 2012.

(3)	Represents the percent of ownership of total outstanding shares of Common Stock based on 40,000,000 shares of Common Stock outstanding as of January 11, 2012.

(4)	Space Globe Technologies Ltd. is a Canadian corporation.

(5)	Sunlogics Inc. is a Canadian Corporation.

(6)

The shares held by Space Globe and by Sunlogics Inc. (“Shares”) are to be transferred to Mr. Michael Matvieshen pursuant to a Share Purchase Agreement entered into by and between Mr. Matvieshen, Space Globe Technologies Inc. and Sunlogics Inc. dated November 10, 2011 and as amended on December 3, 2010. As of December 3, 2010, and pursuant to the understanding between the parties, Mr. Matvieshen was granted full voting rights on the Shares.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth all compensation awarded to, paid to or earned by the Registrant’s President, Chief Executive Officer and Chief Financial Officer for the fiscal year of the Company indicated.

						Non equity	Nonqualified
Name and						Incentive	Deferred	All
Principal				Stock	Option	Plan	Compensation	Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)

Michael Matvieshen (1) Director, President, Chief Executive Officer and Chief Financial Officer	2011	$120,000	0	0	0	0	0	0	0

(1) From January 1-December 31, 2011, Mr. Matvieshen accrued $120,000 of management fees.

Compensation of Directors

The Company has not compensated our directors for service on the board of directors.

Employment Agreements

The Company has not entered into any employment agreements with our executive officers or other employees to date.

Long-Term Incentive Plans

The Company currently has no long-term incentive plans.

Stock Option Plans

The Company currently has no stock option or other equity incentive plans.

Grants of Plan-Based Awards

No plan-based awards were granted to any of our named executive officers during the fiscal year ended December 31, 2011 or since December 31, 2011.

Outstanding Equity Awards at Fiscal Year End

Other than as disclosed below, no unexercised options or warrants were held by any of our named executive officers at December 31, 2011. On May 12, 2011, Mr. Matvieshen received 20 million warrants.

Option Exercises and Stock Vested

No options to purchase our capital stock were exercised by any of our named executive officers, nor was any restricted stock held by such executive officers vested during the fiscal year ended December 31, 2011.

Pension Benefits

No named executive officers received or held pension benefits during the fiscal year ended December 31, 2011 or since December 31, 2011.

Nonqualified Deferred Compensation

No nonqualified deferred compensation was offered or issued to any named executive officer during the fiscal year ended December 31, 2011 or since December 31, 2011.

PROPOSAL NUMBER ONE

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “SUNLOGICS POWER FUND INC.”

Reasons for the Name Change

The Board of Directors and our stockholders holding a majority of our outstanding shares have consented in writing to change our name from “Salamon Group Inc.” to “Sunlogics Power Fund Inc.” (the “Name Change”). The Company believes that the new name, Sunlogics Power Fund Inc., will more accurately reflect our current business activities and will promote public recognition and more accurately reflect our products and business focus.

Effectiveness of the Name Change

As of the Record Date, stockholders holding an aggregate of 20,761,178 shares, representing 51.9% of the outstanding shares of the Company’s common stock, executed a written consent authorizing and approving the Name Change. A Certificate of Amendment to the Company’s Articles of Incorporation is expected to be filed with the Nevada Secretary of State with respect to the Name Change twenty (20) days after the Mailing Date. Further, once the Name Change is approved, the Company will promptly thereafter change its OTC trading symbol. The Company’s new OTC trading symbol will be determined at the time the Name Change becomes effective.

The Name Change will not have any effect on the rights of the existing shareholders of the Company. The Name Change will not affect the validity or transferability of currently outstanding stock certificates, and shareholders will not be requested to surrender for exchange any stock certificates they hold. However, pursuant to the written consent resolutions executed by the Company’s majority stockholder and Section 78.390 of the Nevada Revised Statutes, the Company’s Board of Directors reserves the right to abandon the Name Change at any time prior to the Effective Date if they deem it appropriate to do so.

No Appraisal Rights

Under Nevada law, the Company’s stockholders are not entitled to appraisal rights with respect to the Name Change.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL NUMBER TWO

APPROVAL OF INCREASE IN AUTHORIZED SHARE CAPITAL

General

The Company’s Board of Directors has approved an increase in the Company’s authorized share capital from 40,000,000 to 500,000,000 shares (“Authorized Share Capital Increase”). As of the Record Date, stockholders holding an aggregate of 20,761,178 shares, representing 51.9% of the outstanding shares of the Company’s common stock, executed a written consent authorizing and approving the Authorized Share Capital Increase.

Purpose

The Authorized Share Capital Increase would give the Board of Directors flexibility, without further stockholder action, to issue shares of common stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders. The Company is in the business of acquiring and managing solar projects. It is anticipated that such purpose without limitation, will, in all likelihood, include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets, in keeping with its business development It is anticipated that this increase in authorized share capital will allow the Company to focus on and further its business development without seeking further shareholder approval.

At the present time, the Board has not made any specific plan, commitment, arrangement, understanding or agreement with respect to the shares of Common Stock that will be available for issuance after the Authorized Share Capital Increase .

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL NUMBER THREE

APPROVAL OF ONE FOE TEN REVERSE SPLIT OF OUTSTANDING SHARES

General

The Company’s Board of Directors has approved a reverse split of the Company's common shares in the ratio of one share for each ten shares previously owned. (“Reverse Split”). As of the Record Date, stockholders holding an aggregate of 20,761,178 shares, representing 51.9% of the outstanding shares of the Company’s common stock, executed a written consent authorizing and approving the Reverse Split.

Purpose

It is anticipated that the Reverse Split shall increase the per share market price of the Common Stock , thereby enhancing acceptability of the Common Stock to the financial community and the investing public and potentially broadening the investor pool from which the Company might be able to obtain additional financing. The Company is in the business of acquiring and managing solar projects, In order to do so it requires financing to fund its business objectives The Board is of the view that an increase in the market price of the Common Stock may enhance the marketability of the Common Stock and thereby improve the Company’s prospects for obtaining financing. It is hoped that the Reverse Split will increase the per share market price of the Common Stock, thus increasing the pool of potential investors in the Company.

The reverse split will have the effect of reducing the total outstanding shares from 40,000,000 pre-split shares outstanding to 4,000,000 post-split shares outstanding.

Stockholders will hold the same percentage interest in the Company as they held prior to the reverse stock split, but their interest will be represented by one-tenth as many shares. For instance, if a stockholder presently owns 100 shares, after the reverse stock split they will own 10 shares (100 divided by 10 equals 10 shares).

Procedure for Exchange of Stock Certificates

The Company anticipates that the reverse stock split will become effective on March ____2012 which is approximately twenty (20) calendar days after this Information Statement is first mailed to our stockholders, or as soon thereafter as is practicable, (“Effective Date”). Beginning on the Effective Date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares are asked to surrender to the transfer agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in a letter of transmittal to be provided to each stockholder following the Effective Date. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal.

Federal Income Tax Considerations

Neither the Company nor its stockholders should recognize any gain or loss for federal income tax purposes as a result of the reverse stock split. This conclusion is based on the provisions of the Internal Revenue

Code of 1986 (the “Code”), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. Accordingly, you should consult with your tax advisor.

This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

You are urged to consult your tax adviser as to the particular tax consequences to you of the reverse stock split, including the applicability of any state, local, or foreign tax laws, changes in applicable tax laws and any pending or proposed legislation.

Effective Time

All the Actions described above automatically will be effective, and may be implemented by the Company, 20 days after the date that this Information Statement is mailed to the stockholders of the Company.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the amendment to the Certificate of Incorporation referenced herein which is not shared by the majority of the stockholders.

OTHER MATTERS

If you and others who share your mailing address own Common Stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each corporation whose stock is held in such accounts. This practice, known as "householding" is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Information Statement has been sent to your address. Each stockholder will continue to receive a separate notice.

If you would like to receive an individual copy of this Information Statement, we will promptly send a copy to you upon request by mail to the Company at 5-215 Neave Road, Kelowna, BC, Canada V1V 2L9, or by calling (778) 753-5675. This document is also available in digital form for download or review by visiting the website of the Securities and Exchange Commission at www.sec.gov.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N, Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

BY ORDER OF THE BOARD OF DIRECTORS

SALAMON GROUP INC.

By: /s/ Michael Matvieshen
Michael Matvieshen
President and CEO

EXHIBIT A

WRITTEN CONSENT OF THE STOCKHOLDERS

OF

SALAMON GROUP INC.

a Nevada Corporation

IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS

The undersigned, constituting the holders of more than fifty percent (50%) of the outstanding common stock, $0.001 par value per share (the “Common Stock”) (collectively, the "Stockholders") of Salamon Group Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority granted by Sections 78.320 and 78.390 of the Nevada Revised Statutes (the “Corporations Law”) and Section 8 of the By-Laws of the Corporation, and pursuant to the Corporation’s Articles of Incorporation, do hereby adopt the following resolutions by written consent as of January 11, 2012.

INCREASE IN AUTHORIZED CAPITAL STOCK

WHEREAS, the Board of Directors of the Corporation has considered and unanimously approved the name change of the Corporation to Sunlogics Power Fund Inc. (the “Name Change”); and

WHEREAS, the Board of Directors of the Corporation has considered and unanimously approved the increase in authorized share capital of the Corporation from 40,000,000 to 500,000,000 shares of common stock (“Authorized Share Capital Increase”).

WHEREAS, the Board of Directors of the Corporation has considered and unanimously approved the one for ten reverse split of outstanding shares of common stock (“Reverse Split”);

NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the Name Change and Authorized Share Capital Increase are hereby ratified, adopted and approved by the undersigned; and

BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to effect the Name Change and Authorized Share Capital Increase.

AMENDMENT TO THE
ARTICLES OF INCORPORATION

WHEREAS, it is deemed by the Board of Directors to be in the best interests of the Corporation and its stockholders that the Articles of Incorporation be amended and the that amendment is necessary to effect the Name Change, Authorized Share Capital Increase and Reverse Split;

WHEREAS, the Board of Directors has considered and unanimously approved the proposed form of Certificate of Amendment to the Articles of Incorporation substantially in the form of that attached hereto as Exhibit B (the “Amendment”);

NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the form of the Amendment be and hereby is ratified, adopted and approved by the undersigned; and

BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to cause the Corporation to effect the Name Change and to duly file the Amendment in the State of Nevada, with any changes or modifications the officers of the Corporation may deem necessary or desirable.

[SIGNATURE PAGE FOLLOWS]

This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the votes set forth below shall have the same force and effect as if adopted at a meeting duly noticed and held.

This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent as of the date of the final signature hereto.

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Michael Matvieshen
Name: Michael Matvieshen
Common Stock Stockholder
Dated: January 11, 2012
Number of Shares Voted: 9,705,119

CERTIFICATE OF VOTING CONTROL

I, Michael Matvieshen, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Michael Matvieshen
Name: Michael Matvieshen
Common Stock Stockholder
Dated: January 11, 2012
Number of Shares Voted: 9,705,119

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Joel Cohen
Name: Joel Cohen
Common Stock Stockholder
Dated: January 11, 2012
Number of Shares Voted: 1,250,000

CERTIFICATE OF VOTING CONTROL

I, Joel Cohen, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/  Joel Cohen
Name: Joel Cohen
Common Stock Stockholder
Dated: January 11, 2012
Number of Shares Voted: 1,250,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/  Harold Schneider
Name: Harold Schneider
Common Stock Stockholder
Dated: January 11, 2012
Number of Shares Voted: 900,000

CERTIFICATE OF VOTING CONTROL

I, Harold Schneider, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/  Harold Schneider
Name: Harold Schneider
Common Stock Stockholder
Dated: January 11, 2012
Number of Shares Voted: 900,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Michael Matvieshen
Name: Sunlogics Inc. Inc “in Trust”
Common Stock Stockholder
Dated: January 11, 2012
Number of Shares Voted: 1,325,627

CERTIFICATE OF VOTING CONTROL

I, Sunlogics Inc. Inc “ in Trust”, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By/s/ Michael Matvieshen
Name: Sunlogics Inc. Inc “in Trust”
Common Stock Stockholder
Dated: January 11, 2012
Number of Shares Voted: 1,325,627

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Derek Bannister
Name: Derek Bannister
Common Stock Stockholder
Dated: January 11, 2012
Number of Shares Voted: 5,500,000

CERTIFICATE OF VOTING CONTROL

I, Derek Bannister, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Derek Bannister
Name: Derek Bannister
Common Stock Stockholder
Dated: January 11, 2012
Number of Shares Voted: 5,500,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By/s/ Michael Matvieshen
Name: Space Globe Technologies Ltd.
Common Stock Stockholder
Dated: January 11, 2012
Number of Shares Voted: 2,080,432

CERTIFICATE OF VOTING CONTROL

I, Space Globe technologies Ltd., the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Michael Matvieshen.
Name: Space Globe Technologies Ltd.
Common Stock Stockholder
Dated: January 11, 2012
Number of Shares Voted: 2,080,432

EXHIBIT B

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

FOR PROFIT NEVADA CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of Corporation:

Salamon Group Inc.

2.	The articles have been amended as follows:

Article 1 is amended in its entirety to read: The name of the Company is: Sunlogics Power Fund Inc.

Article 3 is amended it its entirety to read: The amount of total authorized capital of the Corporation is Five Hundred and Ten Million (510,000,000) shares, with a par value of $0.001 per share, Ten Million (10,000,000) of which shall be Preferred Stock and Five Hundred Million (500,000,000) shall be Common Stock.

On the effective date of this Certificate of Amendment, the Corporation shall effect a reverse split in its issued and outstanding shares of Common Stock so that the shares currently issued and outstanding shall be reverse split, or consolidated, on a 1-for10 basis, and stockholders shall receive one share of the Corporation’s post-split Common Stock, $0.001 par value, for each ten shares of Common Stock, $0.001par value, held by them prior to the reverse split. No scrip or fractional shares will be issued in connection with the reverse split and any fractional interest will be rounded up to the nearest whole share. The reverse split will not result in any modification of the rights of stockholders, and will have no effect on the stockholders’ equity in the Corporation except for a transfer from stated capital to additional paid-in capital. All shares returned to the Corporation as a result of the reverse split will be canceled and returned to the status of authorized and unissued shares. Except as specifically provided herein, the Corporation’s Articles of Incorporation shall remain unmodified and shall continue in full force and effect.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 51.90%

4.	Signatures:

SALAMON GROUP INC.
By/s/ Michael Matvieshen
Michael Matvieshen
President and CEO
                   , 2012